                                                                   Exhibit 24


                  CERTIFIED COPY OF RESOLUTION ADOPTED AT THE
                  REGULAR MEETING OF THE BOARD OF DIRECTORS OF
                             UNION ELECTRIC COMPANY
                       HELD ON FRIDAY, DECEMBER 13, 1996

                     RESOLVED, that the proper officers and directors of this
              Company be and hereby are authorized and directed to execute the 1996 Annual Report Form 10-K ("Form 10-K") and such amendments thereto as they may deem necessary or desirable; that the name of any officer or director of the Company required to sign such Form 10-K or any amendment thereto, may be signed by C. W. Mueller and/or Donald E. Brandt and/or James C. Thompson, and/or the duly appointed substitute thereof, pursuant to duly executed powers of attorney providing said named persons with, among other things, full power of substitution and revocation; and that the officers of this Company be and hereby are authorized and directed to file such Form 10-K and any amendments thereto with the Securities and Exchange Commission when executed by or on behalf of the proper officers and the directors of the Company.


                                             I hereby certify that the foregoing
                                        is a true and correct copy of resolution adopted at the regular meeting of the Board of Directors of Union Electric Company, held pursuant to due notice on Friday, December 13, 1996, at the General Office Building of the Company, St. Louis, Missouri, and that such resolution is still in full force and effect.

                                                          March 24, 1997



                                                          /s/ James C. Thompson
                                                                      Secretary


[CORPORATE SEAL]


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                               POWER OF ATTORNEY

             WHEREAS, UNION ELECTRIC COMPANY, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 1996; and

             WHEREAS, each of the below undersigned holds the office or offices in the Company set opposite his or her name;

             NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Form 10-K and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

             IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 14th day of February 1997:

Charles W. Mueller, President, Chief
      Executive Officer and Director
      (Principal Executive Officer)                  /s/ Charles W. Mueller
                                                  -----------------------------

William E. Cornelius, Director                      /s/ William E. Cornelius
                                                  -----------------------------

Thomas A. Hays, Director                            /s/ Thomas A. Hays
                                                  -----------------------------

Thomas H. Jacobsen, Director                        /s/ Thomas H. Jacobsen
                                                  -----------------------------

Richard A. Liddy, Director                          /s/ Richard A. Liddy
                                                  -----------------------------

John Peters MacCarthy, Director                    /s/ John Peters MacCarthy
                                                  -----------------------------

Paul L. Miller, Jr., Director                       /s/ Paul L. Miller, Jr.
                                                  -----------------------------

Robert H. Quenon, Director                         /s/ Robert H. Quenon
                                                  -----------------------------

Harvey Saligman, Director                            /s/ Harvey Saligman
                                                  -----------------------------

Janet McAfee Weakley, Director                     /s/ Janet McAfee Weakley
                                                  -----------------------------

Donald E. Brandt, Principal Financial
      and Accounting Officer                           /s/ Donald E. Brandt
                                                  -----------------------------

STATE OF MISSOURI       )
                        )  SS.
CITY OF ST. LOUIS       )

             On this 14th day of February, 1997, before me, the undersigned Notary Public in and for said State, personally appeared the above- named officers and directors of Union Electric Company, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

             IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                /s/ Barbara Lungwitz
                                           -----------------------------------
                                                     BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                      STATE OF MISSOURI
                                                      CITY OF ST. LOUIS
                                        MY COMMISSION EXPIRES: SEPTEMBER 2, 1999